UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to §240.14a-12

Scientific-Atlanta, Inc.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Filed by Scientific-Atlanta, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Scientific-Atlanta, Inc.

Commission File No.: 1-5517

The following is a transcript of a conference call with analysts and others held on November 18, 2005.

Final	Scientific-Atlanta Proprietary Information	11.17.2005

Cisco Systems and Scientific-Atlanta, Inc.

Conference Call

November 18, 2005

1.	Welcome [Tom Robey]

Good morning, everyone.

On today’s call, we will hear prepared comments from:

•	Jim McDonald; Chairman, President, and CEO of Scientific-Atlanta

•	John Chambers; President and CEO of Cisco Systems

Following Jim’s and John’s prepared remarks, we will be available to answer your questions.

Before we begin our call, I will read the required cautionary statements:

During this conference call we are likely to discuss certain subjects that will contain forward-looking statements. I caution you that any forward-looking statements made by the companies are not guarantees of future performance and that a variety of factors could cause the companies’ actual results and experience to differ materially from the anticipated or projected results which the companies may discuss on this conference call.

Please be advised that a detailed listing of cautionary statements is available to you in each company’s most recently filed 10-Q.

Please note that the prepared comments will be available at cisco.com and scientificatlanta.com/investors promptly following this conference call.

Jim?

Final	Scientific-Atlanta Proprietary Information	11.17.2005

2.	Introduction [Jim McDonald]

Thanks, Tom. Good morning and thank you for joining us.

Today’s announcement of our agreement to be acquired by Cisco Systems is a landmark event in the history of Scientific-Atlanta. The combined strengths and resources of our two companies will position us to address more quickly the growing number of opportunities in the markets we serve. More rapid time to market and a broader base of new products and systems will benefit all of our stakeholders, with particular emphasis on our customers, our employees and our shareholders.

I want to briefly share with you the process by which we came to this decision and our strong belief that this transaction is the right course for both Scientific-Atlanta and Cisco.

3.	Rapid Change in the Markets We Serve

The markets we serve have been changing rapidly, and we believe that the rate of change will accelerate. We expect a variety of interrelated changes: technology advances will make new products available; our customers’ markets will consolidate; and the bundling of many services, including video, will become increasingly important to our customers.

Over the past twelve years, there has been a tremendous amount of consolidation among cable operators. Today, the top two cable operators serve more than 30 million subscribers.

During this consolidation, technology has changed rapidly, allowing our customers to offer new services. Our cable customers are now moving to network architectures that allow the delivery of video, high speed data and voice services over one converged network. At the same time, telephone companies are entering the entertainment market by offering a bundle of video, data and voice services. These customers want more complete and integrated solutions from fewer vendors.

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Final	Scientific-Atlanta Proprietary Information	11.17.2005

This rapid change in technology can be seen in our newest products: we offer hard drives and modems in set-tops, and cable modems now can support both data and voice services. Soon, we’ll have DVD burners available in our digital video recorders.

This dynamic environment generates a tremendous amount of potential for us. However, we need greater scope and resources to capture the opportunities in these expanding markets. As a result, we evaluated a variety of opportunities to identify a combination that:

•	would provide the most value to our shareholders,

•	would enable us to provide a broader set of products to meet customers’ expanding needs,

•	would leverage complementary technologies and

•	would have compatible corporate cultures.

The clear answer to us is Cisco Systems.

4.	A Powerful Combination

Both Cisco and Scientific Atlanta have achieved technical leadership and strong positions in their respective markets. The combined skills and experience of Cisco and Scientific Atlanta position us uniquely to provide the products and systems not only for today’s architectures but also for the next generation architectures that our customers are planning and beginning to implement.

The worldwide markets served by our companies are large and growing. Together we can offer complete solutions to our customers for their integrated and intelligent networks and customer premises equipment, including home networking. Our customers will be able to enhance their competitive position by taking advantage of our cost-effective end-to-end solutions.

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Final	Scientific-Atlanta Proprietary Information	11.17.2005

Our company cultures are compatible. Both companies lead with technology and have strong engineering-oriented environments. Both companies recognize that their long-term success is related to their ability to serve customers very well. And both companies are committed to the health and welfare of their employees and to the quality of life in the communities in which they operate.

5.	The Valuation of Scientific-Atlanta

We believe that the transaction is beneficial to our shareholders. The Cisco offer of $43.00 per share, or approximately $6.9 billion, represents a premium of 28 percent over the closing price on October 27th, before rumors of a sale began to appear in a number of publications. On an “enterprise value” basis, which adjusts for the cash and short-term investments, net of debt, on our balance sheet, the premium compared to the closing price on October 27th is approximately 40 percent.

Let me explain this calculation for you. In calculating the premium, we begin with the stock price on October 27th. The closing price of our stock on that day, $33.62, reflected the sum of two components: first, the operations of the company, which generate financial results on an ongoing basis; and second, our cash and short-term investments, net of debt. Since our cash and short-term investments, net of debt, represent approximately $10.00 per share, the operations of the company were valued at approximately $23.62 per share on that date. This was the “enterprise value” on October 27th.

Similarly, the Cisco offer of $43.00 per share values the operations of our company at approximately $33.00; the difference between the two amounts again represents our approximately $10.00 per share of cash and short-term investments, net of debt. The enterprise value premium on this transaction is the difference between the enterprise value of the offer and the enterprise value on October 27th. This difference of approximately $9.38 represents a premium of approximately 40 percent.

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Final	Scientific-Atlanta Proprietary Information	11.17.2005

In this process, we solicited fairness opinions from three outside parties: Credit Suisse First Boston (CSFB) and Evercore Partners, both of which advised us on this transaction, and Lehman Brothers, which was not otherwise involved in this sale.

6.	The Structure of the new Scientific-Atlanta.

As you might expect, there are lots of decisions yet to be made, and many details that the management team must now work out. One thing, however, is clear. Cisco is committed to enabling Scientific-Atlanta to continue to execute its business plan. I will remain with the company for two years, and all of the Scientific-Atlanta senior management team has agreed to stay on following the close of this transaction. Our customers and employees should have no doubt of Cisco’s commitment that we will not compromise the service and innovation that contribute to our customers’ success and provide a dynamic and rewarding workplace for our employees.

7.	Summary

In summary, we are taking an extraordinarily successful company and enhancing its prospects for continuing success by joining with Cisco Systems. We believe that the combination will be better able to serve our existing customers, it will be better positioned to expand our served markets, and it will have a virtually unique set of technical capabilities through which it can address customers’ needs. We believe that the world is full of potential and, as a part of Cisco, we look forward to capturing new opportunities.

8.	Questions

Now we will be pleased to take any questions.

“Forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995, may be included in this document. A variety of factors could cause Scientific-Atlanta’s actual results to differ from the anticipated results expressed in such

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Final	Scientific-Atlanta Proprietary Information	11.17.2005

forward-looking statements. Investors are referred to Scientific-Atlanta’s Cautionary Statements (Exhibit 99.1 to the company’s most recent Form 10-Q), which statements are incorporated into this news release by reference.

Scientific-Atlanta, Inc. (NYSE:SFA) (http://www.scientificatlanta.com) is a leading supplier of transmission networks for broadband access to the home, digital interactive subscriber systems designed for video, high-speed Internet, and voice over IP (VoIP) networks, and worldwide customer service and support.

Scientific-Atlanta and the Scientific-Atlanta logo are registered trademarks of Scientific-Atlanta, Inc.

* * * * *

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger and required shareholder approval, Scientific-Atlanta, Inc. (the “Company”) will file with the SEC a preliminary proxy statement and a definitive proxy statement that will contain important information about the merger. Investors and security holders of the Company are urged to read the proxy statement, and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the merger. All documents filed by the Company with the SEC may be obtained for free at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by contacting the Company at 5030 Sugarloaf Parkway, Lawrenceville, Georgia 30044, (770) 236-5000 or online at http://www.sciatl.com.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company with respect to the merger. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2005 Annual Meeting of Shareholders, which was filed with the SEC on September 27, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

6

Additional Information and Where to Find It

In connection with the proposed acquisition and required shareholder approval, Scientific Atlanta will file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to the shareholders of Scientific-Atlanta. Scientific-Atlanta’s shareholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and Scientific-Atlanta. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Scientific-Atlanta by going to Scientific-Atlanta’s Investor Relations page on its corporate website at www.scientificatlanta.com.

Scientific-Atlanta and its officers and directors may be deemed to be participants in the solicitation of proxies from Scientific-Atlanta’s shareholders with respect to the acquisition. Information about Scientific-Atlanta executive officers and directors and their ownership of Scientific-Atlanta common stock is set forth in the proxy statement for the Scientific-Atlanta 2005 Annual Meeting of Shareholders, which was filed with the SEC on September 27, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Scientific-Atlanta and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

In addition, Cisco and its officers and directors may be deemed to have participated in the solicitation of proxies from Scientific-Atlanta’s shareholders in favor of the approval of the acquisition. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on September 26, 2005, and annual report on Form 10-K filed with the SEC on September 19, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Cisco’s Investor Relations Website at http://www.cisco.com/go/investors.

Filed by Scientific-Atlanta, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Scientific-Atlanta, Inc.

Commission File No.: 1-5517

The following is a slide presentation given to analysts and others on November 18, 2005.

1 © 2005 Cisco Systems, Inc. All rights reserved. Cisco Confidential Cisco Systems, Inc. Conference Call November 18, 2005

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Forward-Looking Statements
FORWARD-LOOKING STATEMENTS
Forward-Looking Statements
This press release contains forward-looking statements which are subject to safe harbors created under the U.S. federal securities laws. These statements include, among others, statements regarding the expected financial performance of Cisco
(including earnings projections) following completion of the acquisition, Cisco’s ability to achieve the expected synergies and other strategic benefits as a result of the acquisition, the strengthening of Cisco’s leadership position across the entire networked digital home as a result of the acquisition, and the timeframe during which the acquisition is expected to close.
Statements regarding future events are based on the parties' current expectations and are necessarily subject to associated risks related to, among other things, obtaining Scientific-Atlanta’s shareholder and regulatory approval of the acquisition, the potential impact on the business of Scientific-Atlanta due to uncertainty about the acquisition, the retention of employees of
Scientific-Atlanta and the ability of Cisco to successfully integrate Scientific-Atlanta’s market opportunities, technology, personnel and operations and to achieve planned synergies. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the "Risk Factors"
section of Cisco's most recent Form 10-K filed with the SEC on September 19, 2005 and of Cisco’s subsequently filed Forms
10-Q. The parties undertake no obligation to revise or update any forward-looking statements for any reason.
Additional Information and Where to Find It
Scientific-Atlanta has agreed to file a proxy statement in connection with the proposed acquisition. The proxy statement will be mailed to the shareholders of Scientific-Atlanta. Scientific-Atlanta’s shareholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and
Scientific-Atlanta. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Scientific-Atlanta by going to Scientific-Atlanta’s
Investor Relations page on its corporate website at www.scientific-atlanta.com.
In addition, Scientific-Atlanta and its officers and directors may be deemed to be participants in the solicitation of proxies from
Scientific-Atlanta’s shareholders with respect to the acquisition. A description of any interests that Scientific-Atlanta’s officers and directors have in the acquisition will be available in the proxy statement. In addition, Cisco and its officers and directors may be deemed to have participated in the solicitation of proxies from Scientific-Atlanta’s shareholders in favor of the approval of the acquisition. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its
2005 annual meeting of shareholders, which was filed with the SEC on September 26, 2005, and annual report on Form 10-K filed with the SEC on September 19, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Cisco’s Investor Relations Website at http://www.cisco.com/go/investors.

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Agenda
•
Cisco’s Overall Strategy for the Service Provider
and Consumer Market Segments
•
How Scientific-Atlanta Enhances Overall Strategy
•
Scientific-Atlanta’s View on the Marketplace
•
Q&A

4
© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Cisco… Now the Quad Play Leader
Data / Voice / Mobility / Video
•
Video is emerging as the key strategic application
in the service provider quadruple play bundle
• Scientific-Atlanta’s scale, experience builds on Cisco’s
commitment / leadership in the service provider market
•
Combined team offers unmatched experience
in delivering large-scale video systems and networks
• Linksys and Scientific-Atlanta combination extends Cisco’s leadership position across the networked digital home
• Cisco international presence and IP leadership creates
strategic synergies that accelerate combined
growth opportunity

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Scientific-Atlanta…
Completes the “Quad Play” Offering
Voice
Voice
VoIP Becoming
Mainstream
VoIP Becoming
Mainstream
Win Video, Win
the Consumer
Win Video, Win
the Consumer
Video
Video
Broadband
Buildout
Ramping
Broadband
Buildout
Ramping
Data
Data
IP Mobility

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Cisco Welcomes a World-Class Team
Subscriber Systems
End-to-End Subscriber Systems,
DVR & Non-DVR Set tops,
HD & standard definition Set tops,
System & Client Software,
Cable HSD/Voice Modems,
Home Networks
Transmission Networks
HFC Networks,
Satellite Systems, Head-ends,
Network Management,
Digital Transport
SciCARE
Systems Integration,
24/7 Customer Support, Consulting,
Remote Maintenance & Network Management, Training
Installation and Program Management

HBO
ON DEMAND
Sex and the City
Six Feet Under
The Sopranos
Band of Brothers
OZ
59 minutes
Rating [TVMA]
2001
HBO Kids
HBO Series
Movies
HBO Specials

..:: INTERNET ::..
SPOT
.TV
WEB
..:: ON DEMAND ::..

STUDIO 84
Music Video

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Catching the Video Market Transition
HIGH DEFINITION
HIGH DEFINITION
DIGITAL CABLE
DIGITAL CABLE IPTV
IPTV DVR
DVR
INTERACTIVE TV
INTERACTIVE TV
Video Network
Convergence
Video Network
Convergence
Advanced
Video
Quality
Advanced
Video
Quality
Personalized
Video
Experience
Personalized
Video
Experience
VIDEO TO OTHER DEVICES
VIDEO TO OTHER DEVICES

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
•
Cable operators are entering network and set top box upgrade cycle to deliver advanced video services
•
Telco’s have begun building entirely new infrastructures for video entertainment delivery
2004 2009
Telco IPTV
Cable Video
SP Video—The Next Investment Wave
$9.9B
$3.6B
CAGR = 22%
Source: Infonetics, Cisco

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Cisco Delivers the Complete Digital Home
Home Networking, Media Sharing
Throughout the Home
Home Networking, Media Sharing
Throughout the Home
Networked Entertainment
Networked Entertainment
Digital, DVR, High Definition
Digital, DVR, High Definition
Voice & Video
Voice & Video
End User
Audio, Video, Interactive Content
Audio, Video, Interactive Content
Content
Content
ADSL2+, FTTx,
DOCSIS 3.0, WiFi
ADSL2+, FTTx,
DOCSIS 3.0, WiFi
Broadband
Broadband

Scientific Atlanta
Cisco Systems
Scientific Atlanta
Cisco Systems
Cable
Time Warner Cable
bright house
Comcast
Cablevision
Cox
Charter
cablecom
ntl:
Telewest Broadband
com hem
auna
UPC
telenet
Kabel Deutschland
Telcos
SBC
BellSouth
Verizon
Qwest
Sprint
Telefónica
Telecom
BT
Reliance Infocomm
Cable & Wireless Optus
FastWeb
swisscom
kpn
telenor
belgacom TV
中国电信
China Telecom
KT
NTT Group

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Global Technology and Customer Synergy
U.S.A. International
Sell
complementary
product lines
Migrate to
IP video
Migrate to
IP video
Sell
complementary
product lines

© 2005 Cisco Systems, Inc. All rights reserved.
Cisco Confidential
Note: Not drawn to scale
Accelerating the Growth Opportunity
10–12%
12–16%
FY’05–10 CAGR
Head-end Systems
Set Top Boxes
Data & Voice CPE
Video Head-ends
Set Top Boxes
System Integration
International Expansion
Quadruple Play Integration
Networked Digital Home
Cable
Cable
Telco / IPTV
Telco / IPTV
Synergies
Synergies

12 © 2005 Cisco Systems, Inc. All rights reserved. Cisco Confidential

13 © 2005 Cisco Systems, Inc. All rights reserved. Cisco Confidential

Additional Information and Where to Find It

In connection with the proposed acquisition and required shareholder approval, Scientific Atlanta will file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to the shareholders of Scientific-Atlanta. Scientific-Atlanta’s shareholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and Scientific-Atlanta. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Scientific-Atlanta by going to Scientific-Atlanta’s Investor Relations page on its corporate website at www.scientificatlanta.com.

Scientific-Atlanta and its officers and directors may be deemed to be participants in the solicitation of proxies from Scientific-Atlanta’s shareholders with respect to the acquisition. Information about Scientific-Atlanta executive officers and directors and their ownership of Scientific-Atlanta common stock is set forth in the proxy statement for the Scientific-Atlanta 2005 Annual Meeting of Shareholders, which was filed with the SEC on September 27, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Scientific-Atlanta and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

In addition, Cisco and its officers and directors may be deemed to have participated in the solicitation of proxies from Scientific-Atlanta’s shareholders in favor of the approval of the acquisition. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on September 26, 2005, and annual report on Form 10-K filed with the SEC on September 19, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Cisco’s Investor Relations Website at http://www.cisco.com/go/investors.

Filed by Scientific-Atlanta, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Scientific-Atlanta, Inc.

Commission File No.: 1-5517

The following is a transcript of an all employee presentation given on November 18, 2005.

Final	Scientific-Atlanta Proprietary Information	11.17.2005

Cisco Systems and Scientific-Atlanta, Inc.

All-Employee Presentation

November 18, 2005

1.	Welcome [Jim McDonald]

Good morning, everyone.

2.	We have built a great company.

The business that we all have built has grown to be a very successful company. There are three dimensions to our success: our customers, our shareholders and our employees.

•	First, our customers. In many cases, they depend on us to deliver the products and systems on which they’ve built their businesses, and we work hard to meet and exceed their expectations.

•	Second, our company is very successful financially and, in recent years, we’ve generated more than $300 million of cash from operations each year. In the past twelve years, our stock has risen from a split-adjusted price in the range of $8 per share to $43, an increase of more than 400 percent, and a compound annual growth rate of 15 percent. And, perhaps most importantly to our employees, we’ve built a very good place to work. I believe that we have some of the brightest and hardest-working people in the world at Scientific-Atlanta, and we’ve built a working environment that is both challenging and rewarding.

I wanted to start with this summary of Scientific-Atlanta’s accomplishments for two reasons. First, I want to be clear that these are your accomplishments. The differences you have made for our customers, our shareholders and your fellow employees are huge, and they are deeply appreciated. Thank you for making Scientific-Atlanta a great company.

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Final	Scientific-Atlanta Proprietary Information	11.17.2005

Second, when you build a company as successful as Scientific-Atlanta, you have to expect that others will take notice. In fact that is what has happened: Cisco (Cisco Systems, Inc.) has taken notice.

3.	Our markets are changing rapidly.

I want to spend a minute sharing our reasons behind this transaction.

The markets we serve have been changing rapidly, and we believe that the rate of change will accelerate. We expect a variety of interrelated changes: technology advances will make new products available; our customers’ markets will consolidate; and the bundling of many services, including video, will become increasingly important to our customers.

This dynamic environment generates a tremendous amount of potential for us. However, we need greater scope and resources to capture the opportunities in these expanding markets. As a result, we evaluated a variety of opportunities to identify a combination that:

•	would provide the most value to our shareholders,

•	would enable us to provide a broader set of products to meet customers’ expanding needs,

•	would leverage complementary technologies and

•	would have compatible corporate cultures.

4.	Together, we will be even stronger.

Today, we’re announcing that Scientific-Atlanta has agreed to be acquired by Cisco Systems. Together, we will have unmatched experience in delivering large-scale video systems and integrated, intelligent networks. We will be able to deliver end-to-end product solutions, service and support to our customers around the world. And we believe that this combination has the potential to create opportunities for new products and services that might not have existed otherwise.

2

Final	Scientific-Atlanta Proprietary Information	11.17.2005

5.	Cisco is a great company.

I think you’ll find much to like in Cisco:

Cisco Systems is the worldwide leader in networking for the Internet. Its vision is to change the way people work, live, play and learn. It was founded in 1984 by a group of computer scientists from Stanford University. Its corporate headquarters are in San Jose, CA, and it has more than 38,000 employees worldwide. Cisco’s revenues for its fiscal year 2005 were $24.8 billion.

Cisco ranks #2 in Fortune Magazine’s annual “2004 America’s Most Admired Companies” for its industry segment. And I think you’ll be comforted to know that it ranks #27 on Fortune Magazine’s 2005 list of “The 100 Best Companies to Work For.”

6.	What to expect in coming weeks.

It’s going to take a few months for the transaction to close. There is some work to be done with governmental agencies, and our shareholders will have to vote to approve the acquisition. During this period of time, I’d ask you to continue to do what you do so well: focus on your job, and make sure that we continue to meet and exceed every customer expectation. Until closing, Scientific-Atlanta and Cisco will continue to operate as separate companies.

Upon closing, Scientific-Atlanta will become a division of the Routing and Service Provider Technology Group at Cisco. I will remain as an employee for two years, and all of the senior management team will continue in place. We expect that, for some time, our operations in Atlanta and around the world will continue to operate as they have in the past. However, we will leverage the significant resources of Cisco everywhere we can.

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Final	Scientific-Atlanta Proprietary Information	11.17.2005

I recognize that this is a significant change. Undoubtedly, you will have questions. I encourage you to talk with your manager. We will do our best to get answers back to you in a timely fashion.

[Pause]

7.	Introduction of John Chambers and Mike Volpi

I’m pleased that we have with us this morning John Chambers and Mike Volpi.

John Chambers is president and CEO of Cisco Systems. Since January 1995, when he assumed this position, John has grown the company from $1.2 billion in annual revenues to $24.8 billion in fiscal year 2005. John has received awards and recognition far too numerous to list. Among them are the “Woodrow Wilson Award for Corporate Citizenship,” the “Most Influential CEO” in telecommunications by Institutional Investor magazine and “The Most Influential Person in Communications” by Telecom magazine.

Prior to his arrival at Cisco in 1991, John spent eight years at Wang Laboratories and six years with IBM.

Mike Volpi is the Senior Vice President for Cisco Systems’ Service Provider Group and Routing Technology Group. In this capacity, he leads Cisco’s overall strategy for the service provider market, and is responsible for all of Cisco’s routing and access products. Since joining Cisco in 1994, Mike has been instrumental in the creation of the company’s acquisition and investment strategies. Cisco acquired more than 70 companies during his tenure.

John and Mike, thank you for joining us this morning.

It’s now my pleasure to introduce the president and CEO of Cisco Systems, John Chambers.

4

Final	Scientific-Atlanta Proprietary Information	11.17.2005

“Forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995, may be included in this document. A variety of factors could cause Scientific-Atlanta’s actual results to differ from the anticipated results expressed in such forward-looking statements. Investors are referred to Scientific-Atlanta’s Cautionary Statements (Exhibit 99.1 to the company’s most recent Form 10-Q), which statements are incorporated into this news release by reference.

Scientific-Atlanta, Inc. (NYSE:SFA) (http://www.scientificatlanta.com) is a leading supplier of transmission networks for broadband access to the home, digital interactive subscriber systems designed for video, high-speed Internet, and voice over IP (VoIP) networks, and worldwide customer service and support.

Scientific-Atlanta and the Scientific-Atlanta logo are registered trademarks of Scientific-Atlanta, Inc.

* * * * *

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger and required shareholder approval, Scientific-Atlanta, Inc. (the “Company”) will file with the SEC a preliminary proxy statement and a definitive proxy statement that will contain important information about the merger. Investors and security holders of the Company are urged to read the proxy statement, and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the merger. All documents filed by the Company with the SEC may be obtained for free at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by contacting the Company at 5030 Sugarloaf Parkway, Lawrenceville, Georgia 30044, (770) 236-5000 or online at http://www.sciatl.com.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company with respect to the merger. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy

5

Final	Scientific-Atlanta Proprietary Information	11.17.2005

statement for the Company’s 2005 Annual Meeting of Shareholders, which was filed with the SEC on September 27, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

6

Additional Information and Where to Find It

In connection with the proposed acquisition and required shareholder approval, Scientific Atlanta will file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to the shareholders of Scientific-Atlanta. Scientific-Atlanta’s shareholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and Scientific-Atlanta. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Scientific-Atlanta by going to Scientific-Atlanta’s Investor Relations page on its corporate website at www.scientificatlanta.com.

Scientific-Atlanta and its officers and directors may be deemed to be participants in the solicitation of proxies from Scientific-Atlanta’s shareholders with respect to the acquisition. Information about Scientific-Atlanta executive officers and directors and their ownership of Scientific-Atlanta common stock is set forth in the proxy statement for the Scientific-Atlanta 2005 Annual Meeting of Shareholders, which was filed with the SEC on September 27, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Scientific-Atlanta and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

In addition, Cisco and its officers and directors may be deemed to have participated in the solicitation of proxies from Scientific-Atlanta’s shareholders in favor of the approval of the acquisition. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on September 26, 2005, and annual report on Form 10-K filed with the SEC on September 19, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Cisco’s Investor Relations Website at http://www.cisco.com/go/investors.

Filed by Scientific-Atlanta, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Scientific-Atlanta, Inc.

Commission File No.: 1-5517

The following is an email message sent to Scientific-Atlanta Employees on November 18, 2005.

Final	Scientific-Atlanta Proprietary Information	11.17.2005

Communications Plan

Email to Scientific-Atlanta Employees

Dear Colleague,

No doubt you have heard the news by now – Cisco is going to buy Scientific-Atlanta. I wanted to communicate directly with you to share with you my enthusiasm and to address two issues: why we did this transaction, and what it will mean to you.

Our board has spent the past year examining a number of alternatives on how to proceed in the future. In doing so, we looked at the changing needs of customers and our ability to provide integrated, intelligent networks and advanced customer premises equipment. We concluded that a combination with Cisco Systems would best serve our shareholders, our customers and our employees.

•	We believe that our customers will be better served by the combined company because of its ability to address a much broader set of customer needs. Cisco’s products and services largely complement our own and, like us, Cisco is dedicated to excellent support of its customers.

•	We believe that the combined company can provide a stimulating and rewarding environment for our employees. I think that you will find that Cisco has an open, engineering-oriented culture that, in many ways, resembles our own.

•	For shareholders, this transaction represents an enterprise value premium of approximately 40 percent compared with October 27th, when rumors of a sale began to appear in a number of publications.

In the near term, you won’t see much change. I will remain with the company for two years, and all of the Scientific-Atlanta senior management team has agreed to stay on following the close of this transaction. I hope that you’ll be patient with us during this change and, if you have questions, please talk with your manager.

Scientific-Atlanta is a great company. Our success over the past 50 years is the result of our never-ending commitment to provide innovative products and excellent service. Our success is entirely the result of your efforts. I want to thank you for making Scientific-Atlanta the great company that it is, and I want to thank you in advance for your efforts to ensure our continuing success as part of Cisco.

We will have a meeting for all employees at our Sugarloaf campus at 10:00 in the tent in front of the Building 3. Please put on a coat and come out a few minutes early so we can start on time. Video of this meeting will be made available to our other locations shortly thereafter.

1

Final	Scientific-Atlanta Proprietary Information	11.17.2005

Thank you for your ongoing support of our company,

Jim

* * * * *

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger and required shareholder approval, Scientific-Atlanta, Inc. (the “Company”) will file with the SEC a preliminary proxy statement and a definitive proxy statement that will contain important information about the merger. Investors and security holders of the Company are urged to read the proxy statement, and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the merger. All documents filed by the Company with the SEC may be obtained for free at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by contacting the Company at 5030 Sugarloaf Parkway, Lawrenceville, Georgia 30044, (770) 236-5000 or online at http://www.sciatl.com.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company with respect to the merger. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2005 Annual Meeting of Shareholders, which was filed with the SEC on September 27, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

2

Additional Information and Where to Find It

In connection with the proposed acquisition and required shareholder approval, Scientific Atlanta will file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to the shareholders of Scientific-Atlanta. Scientific-Atlanta’s shareholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and Scientific-Atlanta. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Scientific-Atlanta by going to Scientific-Atlanta’s Investor Relations page on its corporate website at www.scientificatlanta.com.

Scientific-Atlanta and its officers and directors may be deemed to be participants in the solicitation of proxies from Scientific-Atlanta’s shareholders with respect to the acquisition. Information about Scientific-Atlanta executive officers and directors and their ownership of Scientific-Atlanta common stock is set forth in the proxy statement for the Scientific-Atlanta 2005 Annual Meeting of Shareholders, which was filed with the SEC on September 27, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Scientific-Atlanta and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

In addition, Cisco and its officers and directors may be deemed to have participated in the solicitation of proxies from Scientific-Atlanta’s shareholders in favor of the approval of the acquisition. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on September 26, 2005, and annual report on Form 10-K filed with the SEC on September 19, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Cisco’s Investor Relations Website at http://www.cisco.com/go/investors.

Filed by Scientific-Atlanta, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Scientific-Atlanta, Inc.

Commission File No.: 1-5517

The following is a series of Q&As posted on Scientific-Atlanta’s website in connection with the pending transaction.

Scientific-Atlanta and Cisco Systems Merger

Questions and Answers

1)	I thought the company was doing well with a lot of money in the bank and a bright future, so why did the company decide to accept the offer from Cisco to be acquired?

There is no question that Scientific-Atlanta has performed exceptionally well for quite some time and that we continue to have a bright future. However, the markets we serve are characterized by rapid technology changes. In the past five years or so, our customer’s offerings have evolved from single services, like voice and video service, to bundled offerings that include voice, video and high-speed data. With the transition of our market and technology capabilities, there will be many new potential customers, both in the US and the international markets. On our own, we could address a significant number of these opportunities, but not all of them. Our ability to introduce new and innovative products and to serve an increasing worldwide market would make it very difficult to be able to keep up with all of the opportunities in front of us in a very competitive and time sensitive global market.

We have known Cisco and their management team for many years, and we have cooperated in a number of key areas, including the international markets. Cisco has a very strong presence in internet data communications and is a world leader in VoIP markets. In addition, their management philosophy is very similar to Scientific-Atlanta.

We believe that the combination of Cisco and Scientific-Atlanta will be a very powerful company, and will have the breadth of no other company to serve customers in the entertainment, information and communications markets.

2)	What is the advantage to Cisco in acquiring SA?

Video is emerging as the key application in service provider market and will be the key driver for carrier revenue and profits. Cisco’s acquisition of Scientific-Atlanta creates an end-to-end Cisco video solution for both the network and the home and extends Cisco’s strategic relevance to service providers through a triple play solution. It also provides Cisco an opportunity to build on Scientific-Atlanta’s strong legacy of video success and early wins in the emerging Telco TV market and enhances both companies’ leadership position across the complete digital home landscape including home networking, network entertainment products, Set Top Boxes, data and voice.

3)	Is the acquisition now considered final, or will it depend on the results of the due diligence process, shareholder approval, and/or any regulatory approval?

Before the acquisition can be finalized, it must be approved by Scientific-Atlanta shareholders and certain regulatory authorities and final deal arrangements must be closed. This process will take several months to complete and will likely close in Cisco’s FY06 third quarter.

4)	Will Jim McDonald and the other senior management of the company remain after the acquisition?

The corporate senior management team, including Jim McDonald, has agreed to remain following the close of the acquisition.

5)	Will Scientific-Atlanta’s customers see this acquisition as positive?

We believe that our customers will recognize that a combined Cisco and Scientific-Atlanta company would be extremely well positioned to deliver on the promise of next generation networks for our customers, including more tightly coupled networks and devices, more integrated consumer services and application, and enhanced end-to-end product solutions, service and applications. We place tremendous value on the relationships we have with our customers and see this as a tremendous opportunity to deliver even more value to our customers in the future.

1

6)	What should we tell customers and vendors when they ask questions regarding the acquisition?

We are planning a formal communications plan with our customers and vendors regarding the acquisition. If you receive any specific questions or concerns from a customer or vendor regarding the acquisition, please forward these through your manager.

7)	What will the structure of the company be after the acquisition? Will Scientific-Atlanta be a division of Cisco, or will we be integrated into Cisco?

After the close of the acquisition, Jim McDonald, President and CEO of Scientific-Atlanta, will continue to lead the Scientific-Atlanta team as a division of Cisco and report to Mike Volpi, Cisco’s SVP of the Routing and Service Provider Technology Group. The Scientific-Atlanta leadership team will remain in their current roles.

8)	Will the name Scientific-Atlanta change after the acquisition?

No decision has been made with respect to the name of the division at this time. The market opportunities represented by Cisco’s acquisition of Scientific-Atlanta will become part of Cisco’s Advanced Technology portfolio.

9)	Will I still have a job after the acquisition?

Cisco does not anticipate any layoffs as a result of the acquisition and plans are to bring on all Scientific-Atlanta employees at close. In fact, they have indicated that one of the key reasons for their interest in Scientific-Atlanta is our people.

10)	Will Employment Requisitions that were previously approved still be considered as approved, and what is the approval process going forward?

Employment requisitions that have been formally approved are still valid and actionable. Until further notice, we will continue to use the same Employment Requisition approval process as before.

11)	Will my previous service with SA be recognized by Cisco?

Yes, your previous service with Scientific-Atlanta will be recognized by Cisco.

12)	Now that the announcement on the acquisition has occurred, am I able to buy or sell Scientific-Atlanta stock or exercise stock options?

You are free to buy and sell S-A stock or exercise stock options, provided that you have no other restrictions on your ability to trade or exercise, such as possession of “inside information.”

13)	I just signed up for my health insurance benefits for next year. Will they still be the same or will I need to sign up for Cisco benefit plans for next year?

The selections you recently made through Scientific-Atlanta’s Choices Program (US Payroll) will continue to be effective on January 1, 2006. Longer term, if there are any changes to your insurance coverage you will be notified sufficiently in advance to evaluate the changes and make decisions.

14)	Is there a format and process to keep employees informed during the acquisition and integration process?

Yes. We will be posting information on KnowledgeNet on a regular basis regarding the acquisition and integration process. In addition, we will hold employee meetings as they become necessary.

15)	My manager has already approved my time off, but it does not start until after the deal closes. Will I need to resubmit a vacation request?

Every effort will be made to honor existing arrangements. It is important that you speak with your manager to ensure that any planned vacation does not conflict with new business needs or deliverables. There is no change to your existing vacation arrangements that are scheduled before the date of the close.

2

16)	Will any previously announced Holiday Shutdown plans now change as a result of the announced acquisition?

No, any planned Shutdown that was previously announced is still scheduled to occur.

17)	What should I say if someone from the media calls?

You should direct any calls from the media to Peggy Ballard, Vice President of Strategic Communications with Scientific-Atlanta. Peggy’s telephone number is 770 236-7871.

18)	If I have acquisition questions, to whom should I give them?

If you have any additional questions you would like to have addressed, please feel free to submit your questions through your manager or Human Resources representative, who will make sure that they are forwarded to the appropriate person for review so we can respond appropriately to you. If you prefer, the company will soon be setting up a Q&A Hotline on KnowledgeNet where you can also submit your questions. In addition, there will be an on-going list of general Q&A’s and other pertinent information pertaining to the acquisition process posted on KnowledgeNet as we go through this process.

* * *

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger and required shareholder approval, Scientific-Atlanta, Inc. (the “Company”) will file with the SEC a preliminary proxy statement and a definitive proxy statement that will contain important information about the merger. Investors and security holders of the Company are urged to read the proxy statement, and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the merger. All documents filed by the Company with the SEC may be obtained for free at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by contacting the Company at 5030 Sugarloaf Parkway, Lawrenceville, Georgia 30044, (770) 236-5000 or online at http://www.sciatl.com.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company with respect to the merger. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2005 Annual Meeting of Shareholders, which was filed with the SEC on September 27, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

In addition, Cisco and its officers and directors may be deemed to have participated in the solicitation of proxies from Scientific-Atlanta’s shareholders in favor of the approval of the acquisition. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on September 26, 2005, and annual report on Form 10-K filed with the SEC on September 19, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Cisco’s Investor Relations Website at http://www.cisco.com/go/investors.

3

Additional Information and Where to Find It

In connection with the proposed acquisition and required shareholder approval, Scientific Atlanta will file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to the shareholders of Scientific-Atlanta. Scientific-Atlanta’s shareholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and Scientific-Atlanta. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Scientific-Atlanta by going to Scientific-Atlanta’s Investor Relations page on its corporate website at www.scientificatlanta.com.

Scientific-Atlanta and its officers and directors may be deemed to be participants in the solicitation of proxies from Scientific-Atlanta’s shareholders with respect to the acquisition. Information about Scientific-Atlanta executive officers and directors and their ownership of Scientific-Atlanta common stock is set forth in the proxy statement for the Scientific-Atlanta 2005 Annual Meeting of Shareholders, which was filed with the SEC on September 27, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Scientific-Atlanta and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

In addition, Cisco and its officers and directors may be deemed to have participated in the solicitation of proxies from Scientific-Atlanta’s shareholders in favor of the approval of the acquisition. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on September 26, 2005, and annual report on Form 10-K filed with the SEC on September 19, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Cisco’s Investor Relations Website at http://www.cisco.com/go/investors.